UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 1, 2005

PARK PLACE SECURITIES, INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of May 1, 2005, providing for the issuance of

ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2005-WHQ3)

Park Place Securities, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-121784-05	34-1993512
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

1100 Town & Country Road, Suite 1100

Orange, California	92868
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (714) 564-0660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On May 26, 2005, a series of certificates, entitled Park Place Securities Inc. Asset-Backed Pass-Through Certificates, Series 2005-WHQ3 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of May 1, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, among Park Place Securities Inc. as depositor (the “Depositor”), HomEq Servicing Corporation (“HomEq”) as master servicer (the “Master Servicer”) and Wells Fargo Bank, N.A. as trustee (the “Trustee”). The Certificates consist of twenty-two classes of certificates (collectively, the “Certificates”), designated as the Class A-1A Certificates, Class A-1B Certificates, Class A-2A Certificates, Class A-2B Certificates, Class A-2C Certificates, Class A-2D Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class M-10 Certificates, Class M-11 Certificates, Class M-12, Certificates, Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates, collectively, the “Certificates.” The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool'“) of conventional, one- to four- family, adjustable-rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $3,500,003,306.66 as of May 1, 2005 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated May 26, 2005, between Ameriquest Mortgage Company (“Ameriquest”) and the Depositor (the “Mortgage Loan Purchase Agreement”). The Class A-1A Certificates, Class A-1B Certificates, Class A-2A Certificates, Class A-2B Certificates, Class A-2C Certificates, Class A-2D Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class M-10 Certificates, Class M-11 Certificates were sold by the Depositor to Credit Suisse First Boston LLC as Representative (the “Representative”) of the several Underwriters (collectively the “Underwriters”), pursuant to an Underwriting Agreement, dated May 26, 2005 (the “Underwriting Agreement”) among the Depositor, Ameriquest and the Representative.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance(1)	Pass-Through Rate

Offered Certificates
A-1A	$ 701,160,000	Variable(4)
A-1B	$ 175,280,000	Variable(4)
A-2A	$ 310,420,000	Variable(4)
A-2B	$ 138,670,000	Variable(4)
A-2C	$ 146,090,000	Variable(4)
A-2D	$ 114,380,000	Variable(4)
M-1	$ 59,000,000	Variable(4)
M-2	$ 69,000,000	Variable(4)
M-3	$ 37,000,000	Variable(4)
M-4	$ 33,000,000	Variable(4)
M-5	$ 32,000,000	Variable(4)
M-6	$ 29,000,000	Variable(4)
M-7	$ 28,000,000	Variable(4)
M-8	$ 21,000,000	Variable(4)
M-9	$ 18,000,000	Variable(4)
M-10	$ 16,000,000	Variable(4)
(1)	Approximate.
(2)

The pass-through rate on each class of Adjustable-Rate Certificates will be based on one-month LIBOR plus the applicable margin set forth above, subject to the rate caps described in this prospectus supplement.

The Certificates, other than the Class CE Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated May [__], 2005 (the “Prospectus Supplement”), and the Prospectus, dated January 21, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and, the Class R Certificates the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable

(c) Exhibits

Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of May 1, 2005, by and among Park Place Securities Inc. as Depositor, HomEq Servicing Corporation as Master Servicer and Wells Fargo Bank, N.A. as Trustee relating to the Series 2005-WHQ3 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: [], 2005

PARK PLACE SECURITIES, INC.

By:
Name:
Title:

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of May 1, 2005, by and among Park Place Securities Inc. as Depositor, HomEq Servicing Corporation as Master Servicer and Wells Fargo Bank, N.A. as Trustee relating to the Series 2005-WHQ3 Certificates.	7

EXHIBIT 4.1